Exhibit 10

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Stock and Class C Common Stock of Clearway Energy, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of September 15, 2022.

GLOBAL INFRASTRUCTURE INVESTORS III, LLC

By:	/s/ Jonathan Bram
Name:	Jonathan Bram
Title:	President

GLOBAL INFRASTRUCTURE GP III, L.P.

By: Global Infrastructure Investors III, LLC, its general partner

By:	/s/ Gregg Myers
Name:	Gregg Myers
Title:	Chief Financial Officer

GIP III ZEPHYR MIDCO HOLDINGS, L.P.

By: Global Infrastructure GP III, L.P., its general partner
By: Global Infrastructure Investors III, LLC, its general partner

By:	/s/ Gregg Myers
Name:	Gregg Myers
Title	Chief Financial Officer

ZEPHYR HOLDINGS GP, LLC

By:	/s/ Jonathan Bram
Name:	Jonathan Bram
Title	Officer

GIP III ZEPHYR ACQUISITION PARTNERS, L.P.

By: Zephyr Holdings GP, LLC, its general partner

By:	/s/ Gregg Myers
Name:	Gregg Myers
Title:	Chief Financial Officer

CLEARWAY ENERGY GROUP LLC

By:	/s/ Craig Cornelius
Name:	Craig Cornelius
Title:	Chief Executive Officer